JANUARY 3, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD EXCHANGE-TRADED FUNDS
DATED NOVEMBER 27, 2024
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
Effective January 1, 2025, Gregory A. Frost serves as Trustee, President and Chief Executive Officer of the Hartford Funds Exchange-Traded Trust (the “Trust”). Effective as of the same date, James E. Davey no longer serves as Trustee, President and Chief Executive Officer of the Trust.
Accordingly, under the heading “Fund Management – Officers and Interested Trustee,” the information for Mr. Davey is deleted and the following information is added for Mr. Frost:
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
GREGORY A. FROST**** (1970)	Trustee, President and Chief Executive Officer	Trustee, President and Chief Executive Officer since January 1, 2025
Mr. Frost has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Mr. Frost joined The
Hartford in 2012. Mr. Frost serves as Chairman,
Director, President, and Senior Managing Director for
Hartford Funds Management Group, Inc. (“HFMG”).
Mr. Frost also serves as Chairman of the Board,
President, Manager, and Senior Managing Director for
Hartford Funds Management Company, LLC (“HFMC”);
Chairman of the Board, Manager, and President of
Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of
Hartford Funds Distributors, LLC (“HFD”); and
Chairman of the Board, President and Senior
Managing Director of Hartford Administrative Services
Company (“HASCO”), each of which is an affiliate of
HFMG.
				83	None
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.